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Exhibit 10.62

PEREGRINE SYSTEMS, INC.
RESTRICTED STOCK GRANT NOTICE
(2003 Equity Incentive Plan)

        Peregrine Systems, Inc. ("PSI"), pursuant to its 2003 Equity Incentive Plan (the "Plan"), hereby grants to the participant under the Plan (the "Participant") the right to purchase the number of shares of PSI's common stock (the "Common Stock") set forth below (the "Award"). This Award is subject to all of the terms and conditions as set forth in this Restricted Stock Grant Notice (the "Grant Notice"), the Restricted Stock Agreement attached hereto as Attachment I and the Plan attached hereto as Attachment II, all of which are incorporated herein in their entirety.

Participant:	John Mutch
Date of Grant:	May 25, 2004
Vesting Commencement Date:	May 25, 2004
Number of Shares Subject to Award:	40,000
Purchase Price per Share:	$0.0001
Total Purchase Price:	$4.00
Vesting Schedule:	The Shares subject to this Award shall be fully vested as of the Date of Grant.
Payment:	As described in the Restricted Stock Agreement, par value for the shares must be paid in cash, by check or as consideration for past services to PSI.

        Additional Terms/Acknowledgements:    The undersigned Participant acknowledges receipt of, and understands and agrees to the terms and conditions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and PSI regarding the acquisition of stock in PSI and supersede all prior oral and written agreements relating thereto, with the exception of other awards previously granted and delivered to Participant under the Plan.

	Peregrine Systems, Inc.		Participant: John Mutch
By:		By:
	Signature		Signature
Title:		Date:

Date:

ATTACHMENT I

PEREGRINE SYSTEMS, INC.
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

        THIS RESTRICTED STOCK AGREEMENT (the "Agreement"), dated August 20, 2004, by and between John Mutch ("Participant") and Peregrine Systems, Inc., a Delaware corporation ("PSI").

RECITALS

        WHEREAS, PSI has adopted the Peregrine Systems, Inc. 2003 Equity Incentive Plan (the "Plan"), which provides for awards of restricted stock to PSI's Employees, Consultants and Directors; and

        WHEREAS, Participant is currently serving as an Employee and Director of PSI; and

        WHEREAS, PSI desires to issue to Participant, and Participant desires to acquire from PSI, shares of Common Stock, $0.0001 par value, of PSI ("Common Stock"), pursuant to the provisions of the Plan.

        NOW THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.    Definitions.

        Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same meanings ascribed to them in the Plan.

2.    Grant of Award.

        PSI hereby grants to Participant, pursuant to the terms of the Restricted Stock Grant Notice ("Grant Notice") and this Agreement (collectively, the "Award"), the right to acquire the number of shares of Common Stock indicated in the Grant Notice (the "Shares").

3.    Agreement to Purchase.

        Participant hereby agrees to purchase from PSI, and PSI hereby agrees to sell to Participant, the aggregate number of Shares at the specified Purchase Price per Share, each as set forth in the Grant Notice. Participant may not purchase less than the aggregate number of Shares specified in the Grant Notice.

4.    Payment.

        The Restricted Shares are being issued in consideration of past services provided by Participant.

5.    Vesting.

        The Shares purchased by Participant shall be fully vested as of the Date of Grant provided in the Grant Notice (the "Date of Grant").

6.    Limitations on Transfer.

        6.1   In addition to any other limitation on transfer created by applicable securities laws, Participant agrees not to sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except by will or by the laws of descent and distribution for a period of one (1) year (the "Restricted Period") following the Date of Grant. Notwithstanding the foregoing, upon the occurrence of (i) a Sale Event, or (ii) a Termination without Cause, Termination for Good Reason or a Termination for Death or Disability (each as defined in the Employment Agreement dated as of August 20, 2004 and effective as of May 25, 2004 between PSI and Participant) prior to the expiration of the Restricted Period, the restrictions contained in the previous sentence shall no longer apply and, subject to applicable securities laws, the Participant may freely dispose of any interest in the Shares.

        6.2   Notwithstanding anything in Section 6.1 to the contrary, the Shares may be assigned in whole or in part during Participant's lifetime to one or more members of Participant's family or to a trust established exclusively for one or more such family members or to an entity in which Participant is majority owner, to the extent such assignment is in connection with Participant's estate or financial planning or pursuant to a Domestic Relations Order (as defined in the Plan); provided the assignees shall hold the Shares subject to the terms, conditions and restrictions applicable to the Shares immediately prior to such assignment. Any assignee shall be required to execute documentation satisfactory to PSI agreeing to be bound by all such terms, conditions and restrictions.

7.    Restrictive Legends.

        The stock certificates evidencing the Shares issued under the Award shall bear appropriate legends determined by PSI.

8.    Award not a Service Contract.

        The Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on PSI or an Affiliate to continue Participant's employment or service. In addition, nothing in the Award shall obligate PSI or an Affiliate, their respective stockholders, Boards of Directors, officers or employees to continue any relationship that Participant may have as an employee or Director of, or Consultant to, PSI or an Affiliate.

9.    Withholding Obligations.

        9.1   At the time the Award is granted, or at any time thereafter as requested by PSI, Participant authorizes withholding from payroll and any other amounts payable to him or her, and otherwise agrees to make adequate provision for, any sums legally required to satisfy the minimum federal, state, local and foreign tax withholding obligations of PSI or an affiliate, if any, which arise in connection with the Award.

        9.2   Unless the tax withholding obligations of PSI or any affiliate are satisfied, PSI shall have no obligation to issue a certificate for any of the Shares.

10.    Representations.

        10.1 Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of PSI or any of its agents. Participant understands that he or she (and not PSI) shall be responsible for any tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

11.    Notices.

        Any notices provided for in the Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by PSI to Participant, five days after deposit in the United States mail, postage prepaid, addressed to Participant at the last address provided by Participant to PSI.

12.    Survival of Terms.

        This Agreement shall apply to and bind Participant and PSI and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

13.    Failure to Enforce not a Waiver.

        The failure of PSI or Participant to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

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14.    Amendments.

        This Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

15.    Authority of the Committee.

        The Committee shall have full authority to interpret and construe the terms of this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, binding and conclusive.

16.    Miscellaneous.

        16.1 The rights and obligations of PSI under the Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by PSI's successors and assigns.

        16.2 Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of PSI to carry out the purposes or intent of the Award.

        16.3 Participant acknowledges and agrees that he or she has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting such Award and fully understands all provisions of the Award.

17.    Governing Plan Document.

        The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of Participant's Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan shall control.

        Participant represents that he or she has read this Agreement and is familiar with its terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

18.    Compliance With Applicable Laws.

        Participant will do all acts and things, execute, acknowledge and deliver all documents and instruments, and make all representations and warranties that are necessary or appropriate, in the judgment of PSI, for the grant, vesting, holding or transfer of the Shares to comply with applicable laws. Without limiting the generality of the foregoing, the Participant hereby represents and warrants that:

        (a)   He is sufficiently aware of PSI's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Shares. He is acquiring the Shares for his own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended, and the rules promulgated thereunder (the "Securities Act").

        (b)   He further understands that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, he understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for PSI.

        (c)   He understands that at the time he wishes to sell the Shares, there may be no public market upon which to make such a sale, and that, even if such a public market then exists, PSI may not be

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satisfying the current public information requirements of Rule 144, and that, in such event, he would be precluded from selling the Shares under Rule 144 even if the minimum holding periods had been satisfied.

19.    Form S-8 Reoffer Prospectus.

        Within 30 days following the later of (A) a Sale Event, Termination for Death or Disability, Termination without Cause or a Termination for Good Reason prior to May 25, 2005, and (B) the date following the occurrence of any of the events described in clause (A) of this Subsection (b)(iv) on which PSI first satisfies all of the requirements for the use of a registration statement on a Form S-8 (as set forth in the General Instructions to the Form S-8), including the use of a "reoffer prospectus" contemplated by General Instruction C of Form S-8 (the "S-8 Requirements"), PSI will file a registration statement on a Form S-8 including a reoffer prospectus with respect to the Restricted Shares and, to the extent PSI continues through May 25, 2005 to satisfy the S-8 Requirements, will maintain the effectiveness of such registration statement and reoffer prospectus until May 25, 2005. Notwithstanding anything in this Subsection (b)(iv) to the contrary, if the Board determines, in good faith, that because of the existence of material non-public information about PSI it would be disadvantageous to PSI to file registration statement on a Form S-8, PSI shall be entitled to delay the filing of such registration statement until the Board determines, in good faith, that the filing of the registration statement would no longer be disadvantageous to PSI.

20.    Community Property.

        Without prejudice to the actual rights of the spouses as between each other, for all purposes of this Agreement, the Participant shall be treated as agent and attorney-in-fact for that interest held or claimed by his or her spouse with respect to any Shares and the parties hereto shall act in all matters as if the Participant was the sole owner of such Shares. This appointment is coupled with an interest and is irrevocable.

21.    Governing Law.

        This Agreement will be governed by the internal laws of the State of Delaware without reference to its conflicts of law provisions.

22.    Venue; Service of Process.

        Any legal action, arbitration or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the County of San Diego, California. Each party to this Agreement: (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of San Diego, California (and each appellate court located in the State of California) in connection with any such legal proceeding or arbitration; (ii) agrees that each state and federal court located in the County of San Diego, California shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding or arbitration commenced in any state of federal court located in the County of San Diego, California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding or arbitration has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. Process in any action or proceeding referred to in this section may be served on any party anywhere in the world.

[signature page follows]

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

Peregrine Systems, Inc.		John Mutch
By:		By:
	Signature		Signature
Name:

Title:

CONSENT OF SPOUSE

        The undersigned spouse of the Participant hereby acknowledges that: I have read the foregoing Restricted Stock Agreement and that I understand its contents. I am aware that the Agreement imposes restrictions on the transfer of such Shares. I agree that my spouse's interest in the Shares is subject to this Agreement and any interest I may have in such Shares shall be irrevocably bound by this Agreement and further that my community property interest, if any, shall be similarly bound by this Agreement.

        I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.

Dated: As of	, 2004

QuickLinks

  Exhibit 10.62
PEREGRINE SYSTEMS, INC. RESTRICTED STOCK GRANT NOTICE (2003 Equity Incentive Plan)
ATTACHMENT I PEREGRINE SYSTEMS, INC. 2003 EQUITY INCENTIVE PLAN RESTRICTED STOCK AGREEMENT
RECITALS
CONSENT OF SPOUSE